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                                                              EXHIBIT 10(A)

                            INDEPENDENT AUDITOR'S CONSENT

We consent to the use in this Post-Effective Amendment No. 4 to Registration Statement No. 033-91914 of Glenbrook Life and Annuity Company Variable Annuity Account of Glenbrook Life and Annuity Company on Form N-4 of our report dated February 21, 1997 relating to the financial statements and financial statement schedule of Glenbrook Life and Annuity Company, appearing in the Prospectus, and our report dated February 21, 1997 relating to the financial statements of Glenbrook Life and Annuity Company Variable Annuity Account contained in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Glenbrook Life and Annuity Company Variable Annuity Account of Glenbrook Life and Annuity Company) which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

Chicago, Illinois
April 29, 1997